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                                  EXHIBIT 10.5

$290,000.00                        DEMAND NOTE          Rapid City, South Dakota
                                                               December 23, 1997

         FOR VALUE RECEIVED, CONCORDE GAMING CORPORATION ("MAKER"), a Colorado corporation with its principal place of business at 3290 Lien Street, Rapid City, South Dakota, promises to pay to the order of BHL CAPITAL CORPORATION ("HOLDER"), a South Dakota corporation with its principal place of business at 3290 Lien Street, P.O. Box 505, Rapid City, South Dakota 57709, on demand in immediately available funds the sum of Two Million Hundred Ninety Thousand and No/100 Dollars ($290,000.00) together with interest on the outstanding amount thereof at the following rate: an annual interest rate of eighteen percent (18%) which shall be paid monthly on the last day of each month.

         The Maker may prepay this Note in whole or in part at any time without penalty.

         In the event of default hereunder the undersigned agrees that HOLDER shall have all rights reserved herein, including all expenses of collection. In the event that this Note is placed in the hands of attorneys for collection after default, the undersigned agrees to pay in addition to the principal and interest, all attorney's fees and collection costs (including attorney's fees and collection costs incurred in realizing upon any collateral securing this
Note) incurred in collecting any amounts due under this Note.

         The undersigned waives demand, presentment, notice of non-payment, protest, notice of protest and notice of dishonor.

         The makers, endorsers, sureties and guarantors hereof hereby severally waive presentment for payments, notice of non-payment, protest and notice of protest. The payment schedule may be extended at the option of HOLDER of this note.

         The undersigned hereby severally agree to pay all costs for any collections necessary.

                                       CONCORDE GAMING CORPORATION
                                       (MAKER)
                                       By:  David L. Crabb
                                       Its: Treasurer

                                       Signature: /s/ David L. Crabb
                                                  ------------------------------

                                       BHL CAPITAL CORPORATION
                                       (HOLDER)
                                       By:  Kenneth Berger
                                       Its: Executive Vice President

                                       Signature: /s/ Kenneth Berger
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